iShares Trust
Transactions Effected Pursuant to Rule
10f-3
N-SAR Item 77(O)


Series
Issuer
Date of Offering
Date of Purchase
Underwriter From Whom Purchased
Affiliated Underwriter
Aggregage Principal Amount of Offering
Aggregate Principall Amount Purchased
 Purchase Price Per Share (USD)
Total Commission Paid to Affiliate


223
Ryder System, Inc. (2021)
11/01/16
11/01/16
MIZUHO SECURITIES USA INC.
PNC
$300,000,000
$50,000
$99.79



271
Ryder System, Inc. (2021)
11/01/16
11/01/16
MIZUHO SECURITIES USA INC.
PNC
$300,000,000
$50,000
$99.79



223
Southern Power Company (2021)
11/10/16
11/10/16
MIZUHO SECURITIES USA INC.
PNC
$300,000,000
$250,000
$99.78





223
Morgan Stanley (2021)
11/14/16
11/14/16
MORGAN STANLEY & CO LLC
PNC
$3,250,000,000
$100,000
$99.49




223
Mastercard Incorporated (2021)
11/16/16
11/16/16
CITIGROUP GLOBAL MARKETS INC.
PNC
$650,000,000
$100,000
$99.43



271
Mastercard Incorporated (2021)
11/16/16
11/16/16
CITIGROUP GLOBAL MARKETS INC.
PNC
$650,000,000
$100,000
$99.43





261
Xerox Business Services, LLC (2024)
11/22/16
11/22/16
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$510,000,000
$50,000
$98.67





191
Citigroup Inc. (2021)
12/01/16
12/01/16
CITIGROUP GLOBAL MARKETS INC.
PNC
$750,000,000
$15,000,000
$100.00




223
Citigroup Inc. (2021)
12/01/16
12/01/16
CITIGROUP GLOBAL MARKETS INC.
PNC
$2,250,000,000
$100,000
$99.83



261
ACCO Brands Corporation (2024)
12/08/16
12/08/16
BARCLAYS CAPITAL INC.
PNC
$400,000,000
$80,000
$100.00





261
Concho Resources Inc.  (2025)
12/13/16
12/13/16
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$600,000,000
$50,000
$100.00







261
Gulfport Energy Corporation (2025)
12/15/16
12/15/16
CREDIT SUISSE SECURITIES (USA) LLC
PNC
$600,000,000
$60,000
$100.00





223
Lennar Corporation (2022)
01/05/17
01/05/17
J.P. MORGAN SECURITIES LLC
PNC
$600,000,000
$85,000
$100.00





242
Lennar Corporation (2022)
01/05/17
01/05/17
J.P. MORGAN SECURITIES LLC
PNC
$600,000,000
$2,455,000
$100.00


261
Lennar Corporation (2022)
01/05/17
01/05/17
J.P. MORGAN SECURITIES LLC
PNC
$600,000,000
$85,000
$100.00






322
Lennar Corporation (2022)
01/05/17
01/05/17
J.P. MORGAN SECURITIES LLC
PNC
$600,000,000
$45,000
$100.00





297
Triborough Bridge and Tunnel Authority
(MTA Bridge and Tunnels) General
Revenue Bonds, Series 2017A
01/13/17
01/13/17
GOLDMAN SACHS & CO.
PNC
$300,000,000
$100,000
$120.90
$116.09
$112.22





191
Morgan Stanley (2022)
01/17/17
01/17/17
MORGAN STANLEY & CO LLC
PNC
$1,750,000,000
$25,000,000
$100.00




191
The Goldman Sachs Group, Inc. (2022)
01/23/17
01/23/17
GOLDMAN SACHS & CO.
PNC
$1,000,000,000
$12,000,000
$100.00
223
The Goldman Sachs Group, Inc. (2022)
01/23/17
01/23/17
GOLDMAN SACHS & CO.
PNC
$2,250,000,000
$70,000
$99.68



270
The Goldman Sachs Group, Inc. (2022)
01/23/17
01/23/17
GOLDMAN SACHS & CO.
PNC
$2,250,000,000
$70,000
$99.68





223
Tech Data Corporation (2022)
01/24/17
01/24/17
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$500,000,000
$55,000
$99.85




296
City of Baltimore, Maryland Subordinate
Project Revenue Bonds (Water Project)
Series 2017A
01/27/17
01/27/17
CITIGROUP GLOBAL MARKETS INC.
PNC
$157,420,000
$200,000
$113.64
$112.18
$111.74
$108.59


261
American Greetings Corporation (2025)
02/02/17
02/02/17
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$400,000,000
$25,000
$99.27




261
Hill-Rom Holdings, Inc. (2025)
02/09/17
02/09/17
J.P. MORGAN SECURITIES LLC
PNC
$300,000,000
$25,000
$100.00





261
Cliffs Natural Resources Inc. (2025)
02/10/17
02/10/17
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$500,000,000
$25,000
$100.00



191
The Goldman Sachs Group, Inc. Re-Tap
(2022)
02/13/17
02/13/17
GREAT PACIFIC SECURITIES
PNC
$750,000,000
$5,000,000
$100.32



270
Ryder System, Inc. (2022)
02/16/17
02/16/17
U.S. BANCORP INVESTMENTS, INC.
PNC
$300,000,000
$35,000
$99.84



271
Moody's Corporation (2021)
02/27/17
02/27/17
BARCLAYS CAPITAL INC.
PNC
$500,000,000
$30,000
$99.69






264
Georgia Power Company (2020)
02/28/17
02/28/17
J.P. MORGAN SECURITIES LLC
PNC
$450,000,000
$100,000
$99.95





261
BlueLine Rental Finance Corporation &
BlueLine Rental, LLC (2024)
03/02/17
03/02/17
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$1,100,000,000
$75,000
$100.00



322
BlueLine Rental Finance Corporation &
BlueLine Rental, LLC (2024)
03/02/17
03/02/17
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$1,100,000,000
$40,000
$100.00



270
McDonald's Corporation (2022)
03/06/17
03/06/17
WELLS FARGO SECURITIES LLC
PNC
$600,000,000
$500,000
$99.94




261
Olin Corporation (2027)
03/06/17
03/06/17
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$500,000,000
$100,000
$100.00





261
Crestwood Midstream Partners LP (2025)
03/07/17
03/07/17
J.P. MORGAN SECURITIES LLC
PNC
$500,000,000
$100,000
$100.00




261
Toll Brothers Finance Corp. (2027)
03/07/17
03/07/17
SUNTRUST ROBINSON HUMPHREY, INC.
PNC
$300,000,000
$50,000
$100.00





261
American Axle & Manufacturing, Inc.
(2025)
03/09/17
03/09/17
J.P. MORGAN SECURITIES LLC
PNC
$700,000,000
$35,000
$100.00







223
Cintas Corporation No. 2 (2022)
03/09/17
03/09/17
KEYBANC CAPITAL MARKETS INC.
PNC
$650,000,000
$100,000
$99.87








270
Cintas Corporation No. 2 (2022)
03/09/17
03/09/17
KEYBANC CAPITAL MARKETS INC.
PNC
$650,000,000
$250,000
$99.87




261
Cintas Corporation No. 2 (2027)
03/09/17
03/09/17
J.P. MORGAN SECURITIES LLC
PNC
$1,000,000,000
$100,000
$99.62




273
Everett SpinCo, Inc. (DXC Technology
Company) (2024)
03/13/17
03/13/17
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
PNC
$500,000,000
$50,000
$99.52





223
CA, Inc. (2022)
03/15/17
03/15/17
J.P. MORGAN SECURITIES LLC
PNC
$500,000,000
$70,000
$99.91







264
Edison International  (2020)
03/22/17
03/22/17
BARCLAYS CAPITAL INC.
PNC
$400,000,000
$250,000
$99.94



191
The Goldman Sachs Group, Inc. (2020)
03/22/17
03/22/17
GOLDMAN SACHS & CO.
PNC
$750,000,000
$5,000,000
$100.00




261
Union Pacific Corporation (2047)
03/29/17
03/29/17
J.P. MORGAN SECURITIES LLC
PNC
$500,000,000
$100,000
$98.66


191
Citigroup (2022)
04/18/17
04/18/17
CITIGROUP GLOBAL MARKETS INC.
PNC
$1,250,000,000
$15,000,000
$100.00




271
National Rural Utilities Cooperative
Finance Corporation (2022)
04/18/17
04/18/17
MIZUHO SECURITIES USA LLC
PNC
$450,000,000
$300,000
$99.97








191
PepsiCo, Inc. (2019)
04/27/17
04/27/17
DEUTSCHE BANK SECURITIES INC.
PNC
$350,000,000
$9,670,000
$100.00





223
PepsiCo, Inc. (2022)
04/27/17
04/27/17
J.P. MORGAN SECURITIES LLC
PNC
$750,000,000
$250,000
$99.80